SUMMARY PROSPECTUS December 30, 2016

AB Wealth Appreciation Strategy

Ticker: Class A–AWAAX; Class B–AWABX; Class C–AWACX; Class R–AWARX; Class K–AWAKX;

Class I–AWAIX; Advisor Class–AWAYX

Before you invest, you may want to review the Strategy’s Prospectus, which contains more information about the Strategy and its risks. The Strategy’s Prospectus and Statement of Additional Information (“SAI”), both dated December 30, 2016, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Strategy’s Prospectus and other information about the Strategy, go to www.abfunds.com/go/prospectus, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Strategy.

PRO-0106-WA-1216

INVESTMENT OBJECTIVE

The Strategy’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Strategy’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies—Sales Charge Reduction Programs for Class A Shares on page 56 of the Strategy’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 102 of the Strategy’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	4.00%(b)	1.00%(c)	None	None
Exchange Fee	None	None	None	None	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.65%	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.07%	.08%	.07%	.07%	.26%	.19%	.12%
Other Expenses	.04%	.03%	.04%	.04%	.04%	.03%	.04%

Total Other Expenses	.11%	.11%	.11%	.11%	.30%	.22%	.16%

Acquired Fund Fees and Expenses (Underlying Portfolios)	.42%	.42%	.42%	.42%	.42%	.42%	.42%

Total Annual Strategy Operating Expenses	1.43%	2.18%	2.18%	1.18%	1.87%	1.54%	1.23%

Fee Waiver and/or Expense Reimbursement(d)	(.12)%	(.11)%	(.12)%	(.12)%	(.12)%	(.11)%	(.12)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	2.07%	2.06%	1.06%	1.75%	1.43%	1.11%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	In connection with the Strategy’s investments in AB Multi-Manager Alternative Strategies Fund (the “Fund”), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the “Total Other Expenses” of the Fund (excluding interest and short sales expenses), in each case as included in “Acquired Fund Fees and Expenses” and paid by the Strategy. This fee waiver will remain in effect until December 31, 2017. In connection with the Strategy’s investments in AB All Market Real Return Portfolio (the “Portfolio”), the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy’s share of the advisory fees of the Portfolio, as included in “Acquired Fund Fees and Expenses” and paid by the Strategy. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017.

Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that any fee waiver remains in effect for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
After 1 Year	$552	$610	$309	$108	$178	$146	$113
After 3 Years	$845	$872	$671	$362	$576	$477	$378
After 5 Years	$1,160	$1,161	$1,158	$635	$999	$831	$663
After 10 Years	$2,050	$2,316	$2,503	$1,416	$2,178	$1,830	$1,476

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$210	$209
After 3 Years	$672	$671
After 5 Years	$1,161	$1,158
After 10 Years	$2,316	$2,503

Portfolio Turnover

The Strategy or an investment company in which the Strategy invests (an “Underlying Portfolio”) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance. During the most recent fiscal year, the Strategy’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES

Effective on or about March 31, 2017 (the “Effective Date”), the Strategy will implement its strategies primarily through direct investments (while continuing to invest a portion of its assets in certain Underlying Portfolios (as defined below)) rather than through a fund-of-funds structure, as described below.

As of the date of this Prospectus, the Strategy invests in a combination of underlying mutual funds managed by the Adviser (“Underlying Portfolios”), the underlying investments of which are in approximately the same investment components and targeted percentages set forth below in the table. The Strategy seeks to efficiently diversify between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments as described below, except that it invests primarily in Underlying Portfolios in doing so.

Beginning in late January 2017, the Strategy intends to begin transitioning from a fund-of-funds structure to a direct investment structure, under which the Strategy primarily invests directly in a portfolio of equity securities (while continuing to invest a portion of its assets in certain Underlying Portfolios), as described below. During the transition, Strategy investments will remain in approximately the same investment components and targeted percentages set forth below in the table, but investments will increasingly be made in securities directly instead of Underlying Portfolios as the Effective Date approaches.

* * * *

Effective on or about March 31, 2017:

The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The

Strategy also invests in certain Underlying Portfolios with additional investment styles that are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of approximately 67% in equity securities of companies, or traditional equity investments, and approximately 33% in diversification investments (described below). In managing the Strategy, the Adviser seeks to efficiently diversify between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the investment components of the Strategy’s portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value, and in U.S. and non-U.S. company securities, to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Asset Class	Investment Component	Targeted Blend
Equity	U.S. Large Cap Growth	15.25%
	U.S. Value	15.25%
	U.S. Small/Mid-Cap Growth	5.00%
	U.S. Small/Mid-Cap Value	5.00%
	International Growth	13.25%
	International Value	13.25%
Diversifiers	Volatility Management	14.00%
	Multi-Manager Alternative Strategies	12.00%
	All Market Real Return*	7.00%

*	Effective on or about March 15, 2017. Prior to this time, this investment component is “Multi-Asset Real Return,” exposure to which is gained through the Strategy’s investment in the Multi-Asset Real Return Portfolio. This Underlying Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. These instruments include inflation-indexed securities, commodity-related equity securities, commodity-related derivatives and real estate securities.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. The Strategy invests approximately 12% of its assets in this Underlying Portfolio. Also in this category is the All Market Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed fixed-income securities, commodity-related equity securities, commodities (principally through derivative instruments), real estate equity securities, inflation sensitive equity securities, and currencies. This Underlying Portfolio also invests both in developed and emerging market countries. The Strategy invests approximately 7% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 14% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

For the Strategy’s traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser’s internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser’s growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser’s internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company’s competitive position in a global context. The Adviser’s staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business’s performance and analyzes the results in order to forecast each company’s long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

PRINCIPAL RISKS

•

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

•

Allocation Risk: The allocation of investments among different investment styles, such as growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy’s net asset value, or NAV, when one of these investments is performing more poorly than another.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

•	how the Strategy’s performance changed from year to year over ten years; and

•	how the Strategy’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Strategy’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Strategy’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 4.84%.

During the period shown in the bar chart, the Strategy’s:

Best Quarter was up 19.66%, 3rd quarter, 2009; and Worst Quarter was down -24.07%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	-6.17%	4.59%	2.78%

	Return After Taxes on Distributions	-6.57%	4.15%	2.28%

	Return After Taxes on Distributions and Sale of Strategy Shares	-3.25%	3.51%	2.15%
Class B	Return Before Taxes	-6.61%	4.72%	2.62%
Class C	Return Before Taxes	-3.65%	4.75%	2.49%
Advisor Class	Return Before Taxes	-1.72%	5.81%	3.53%
Class R	Return Before Taxes	-2.39%	5.09%	2.85%
Class K	Return Before Taxes	-2.13%	5.41%	3.17%
Class I	Return Before Taxes	-1.72%	5.77%	3.52%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		1.38%	12.57%	7.31%
MSCI ACWI ex US Index (reflects no deduction for fees, expenses, or taxes)		-5.66%	1.06%	2.92%
60% S&P 500 Index/40% MSCI ACWI ex US Index# (reflects no deduction for fees, expenses, or taxes)		-1.43%	7.90%	5.63%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

#	The information in the 60% S&P 500 Index/40% MSCI ACWI ex US Index shows how the Strategy’s performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2003	Senior Vice President of the Adviser

Vadim Zlotnikov	Since 2013	Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B Shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	Less than $2,500	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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